UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

IANTHUS CAPITAL HOLDINGS, INC.

(Name of registrant in its charter)

British Columbia, Canada	000-56228	98-1360810
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

420 Lexington Avenue, Suite 414

New York, NY 10170

(Address of principal executive offices)

(646) 518-9411

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2021, iAnthus Capital Holdings, Inc. and its subsidiaries (collectively, the “Company”) entered into an Amending Agreement (the “Amendment”) to the Restructuring Support Agreement originally entered into on July 10, 2020 by and among the Company, the holders (the “Secured Lenders”) of its 13% senior secured convertible debentures and a majority of the holders (the “Consenting Debenture Holders” and together with the Company and the Secured Lenders, the “Parties”) of its 8% convertible unsecured debentures pursuant to which the Company agreed to effectuate a proposed recapitalization transaction to be implemented by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia), subject to the receipt of all necessary approvals (the “Regulatory Approvals”). Pursuant to the Amendment, the Parties amended the outside date by which the Company was required to obtain all Regulatory Approvals from June 30, 2021 to August 31, 2021 (the “Outside Date”).

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated by reference herein.

Item 8.01 Other Events.

On June 16, 2021, the Company issued a press release announcing the extension of the Outside Date and an extension granted by the BC Registrar of Companies to extend the deadline by which the Company must hold its annual general meeting for the year 2020 from June 30, 2021 to October 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Report, and the information contained therein is incorporated by reference into this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amending Agreement to the Restructuring Support Agreement dated June 15, 2021 by and among the Company, the Secured Lenders and the Consenting Debenture Holders
99.1	Press release dated June 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date: June 21, 2021	By:	/s/ Randy Maslow
Randy Maslow Interim Chief Executive Officer